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                        JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(l) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of the attached
Schedule 13G, and any and all amendments thereto, and expressly authorize Invesco Ltd., as the ultimate parent company of each of its undersigned subsidiaries, to file such Schedule 13G, and any and all amendments thereto, on behalf of each of them.

Dated: February 9, 2008       Invesco Ltd.

                              By:  /s/ Lisa Brinkley
                                   ----------------------------------------
                              Name:  Lisa Brinkley
                              Title: Global Compliance Director

                              AIM Advisors, Inc.

                              By:  /s/ Todd L. Spillane
                                   ----------------------------------------
                              Name:  Todd L. Spillane
                              Title: Chief Compliance Officer

                              AIM Capital Management, Inc.

                              By:  /s/ Todd L. Spillane
                                   ----------------------------------------
                              Name:  Todd L. Spillane
                              Title: Chief Compliance Officer

                              AIM Funds Management, Inc.

                              By:  /s/ Wayne Bolton
                                   ----------------------------------------
                              Name:  Wayne Bolton
                              Title: Vice President, Compliance &
                                     Chief Compliance Officer

                              AIM Private Asset Management, Inc.

                              By:  /s/ Todd L. Spillane
                                   ----------------------------------------
                              Name:  Todd L. Spillane
                              Title: Chief Compliance Officer

                              Invesco National Trust Company

                              By:  /s/ Kevin Lyman
                                   ----------------------------------------
                              Name:  Kevin Lyman
                              Title: Assistant General Counsel

                              Atlantic Trust Company, N.A.

                              By:  /s/ Wayne Dewitt
                                   ----------------------------------------
                              Name:  Wayne DeWitt
                              Title: General Counsel

                              Invesco Hong Kong Limited

                              By:  /s/ Asha Balachandra
                                   ----------------------------------------
                              Name:  Asha Balachandra
                              Title: Reg. Head of Legal AP

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                              Invesco Asset Management Deutschland GmbH

                              By:  /s/ Stephanie Ehrenfried
                                   ----------------------------------------
                              Name:  Stephanie Ehrenfried
                              Title: Head of Legal CE

                              Invesco Asset Management Limited

                              By:  /s/ Nick Styman
                                   ----------------------------------------
                              Name:  Nick Styman
                              Title: Director of European Compliance

                              Invesco Asset Management S.A.

                              By:  /s/ Patrick Riviere
                                   ----------------------------------------
                              Name:  Patrick Riviere
                              Title: Chief Regional Officer

                              Invesco Asset Management Oesterreich GmbH

                              By:  /s/ Thomas Kraus
                                   ----------------------------------------
                              Name:  Thomas Kraus
                              Title: Head of Sales

                              Invesco Global Asset Management (N.A.), Inc.

                              By:  /s/ Jeffrey Kupor
                                   ----------------------------------------
                              Name:  Jeffrey Kupor
                              Title: Head of Legal WW Institutional

                              Invesco GT Management Company S.A.

                              By:  /s/ Nick Styman
                                   ----------------------------------------
                              Name:  Nick Styman
                              Title: Director of European Compliance

                              Invesco Institutional (N.A.), Inc.

                              By:  /s/ Jeffrey Kupor
                                   ----------------------------------------
                              Name:  Jeffrey Kupor
                              Title: Head of Legal WW Institutional

                              Invesco Management S.A.

                              By:  /s/ Alain Gerbaldi
                                   ----------------------------------------
                              Name:  Alain Gerbaldi
                              Title: Head of Performance Measurement &
                                     Risk Analysis

                              Invesco Maximum Income Management S.A.

                              By:  /s/ Alain Gerbaldi
                                   ----------------------------------------
                              Name:  Alain Gerbaldi
                              Title: Head of Performance Measurement &
                                     Risk Analysis

                              Invesco Private Capital, Inc.

                              By:  /s/ Jeffrey Kupor
                                   ----------------------------------------
                              Name:  Jeffrey Kupor
                              Title: Head of Legal WW Institutional

                              Invesco Senior Secured Management, Inc.

                              By:  /s/ Jeffrey Kupor
                                   ----------------------------------------
                              Name:  Jeffrey Kupor
                              Title: Head of Legal WW Institutional

                              Invesco Taiwan Limited

                              By:  /s/ Asha Balachandra
                                   ----------------------------------------
                              Name:  Asha Balachandra
                              Title: Reg. Head of Legal, AP

                              Invesco Asset Management (Japan) Limited

                              By:  /s/ Asha Balachandra
                                   ----------------------------------------
                              Name:  Asha Balachandra
                              Title: Reg. Head of Legal, AP

                              Invesco Asset Management Ireland Limited

                              By:  /s/ Alain Gerbaldi
                                   ----------------------------------------
                              Name:  Alain Gerbaldi

                              Title: Head of Performance Measurement &
                                     Risk Analysis

                              Invesco Kapitalanlagegesellschaft mbH

                              By:   /s/ Stephanie Ehrenfried
                                   ----------------------------------------
                              Name:  Stephanie Ehrenfried
                              Title: Head of Legal CE

                              PowerShares Capital Management LLC

                              By:    /s/ Kevin Gustafson
                                   ----------------------------------------
                              Name:  Kevin Gustafson
                              Title: General Counsel, COO & CCO

                              Stein Roe Investment Counsel, Inc.

                              By:   /s/ Greg Campbell
                                   ----------------------------------------
                              Name:  Greg Campbell
                              Title: General Counsel